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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 14, 2000


                          LIONBRIDGE TECHNOLOGIES, INC.
                (Exact Name of Registrant as Specified in Charter)



DELAWARE                               000-26933             04-3398462
(State or Other Jurisdiction           (Commission           (I.R.S. Employer of
Incorporation)                         File Number)          Identification No.)

950 WINTER STREET
WALTHAM, MASSACHUSETTS                                       02451
(Address of Principal                                        (Zip Code)
Executive Offices)



Registrant's telephone number, including area code: (781) 434-6000


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ITEM 5.  Other Events.


On December 14, 2000, the registrant issued a press release (the "Press Release") reporting that it was revising its fourth quarter revenue estimates. The Press Release included the following:

                  Lionbridge Technologies, Inc. (Nasdaq: LIOX), a provider of multilingual content management products and services to global businesses, stated that it expects its revenues for the fourth quarter of 2000 to be in the range of $28 million, roughly 15 percent below consensus estimates, but approximately 17 percent above the same quarter last year. The company said that while customer demand for its services remains strong, many customers have deferred the commencement of projects until the first half of 2001. The company expects to realize much of the revenue it anticipated for the fourth quarter during the first half of 2001.

                  "We ended our third quarter on a very positive note, with all forward-looking metrics -- bookings, backlog, and work-in-process -- in place," said Rory Cowan, Lionbridge chairman and CEO. "However, we have encountered an increasing number of customer-initiated delays over the last three weeks, as many of these customers focus on making their fourth quarter numbers through cost deferral. While we are affected in the short term by these year-end project delays, we expect to realize revenue from these projects during the first half of next year, as our customers must localize and test their products to maintain contractual commitments to their customers. The services we provide these customers are `must-have', rather than discretionary, `could have' services." He added, "Our eleven quarters of excellent cost discipline continue."

                  Roger Jeanty, Lionbridge president, continued, "Our outlook for 2001 remains positive. We are planning for over 30 percent annual revenue growth with the continued sale of our Multilingual Content Management Products and Services. In addition, demand for our Veritest and ChinaConnect services continues to strengthen. The unsettled financial status of some of our competitors is creating increasing client opportunities for Lionbridge."

                  Lionbridge plans to announce financial results for 2000 on January 30, 2001.

                  FORWARD LOOKING STATEMENTS

                  This press release may contain forward-looking statements that involve risks and uncertainties. Lionbridge's actual experience may differ
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                  materially from those discussed in the forward-looking
                  statements. Factors that might cause such a difference include the termination of customer contracts prior to the end of their term; Lionbridge's dependence on clients' product releases to generate revenues; difficulties Lionbridge may encounter in the integration of the operations of INT'L.com and Harvard Translations; the loss of a major client; the size, timing and recognition of revenue from major clients; the impact of foreign currency fluctuations (particularly with respect to the Euro) on its operating results and revenue growth; risks associated with management of growth; market acceptance of new service offerings; the failure to keep pace with the rapidly changing requirements of its clients; Lionbridge's ability to attract and retain key personnel; Lionbridge being held liable for defects or errors in its solutions; one or more of our multi-year outsourcing relationships may be unprofitable; political, economic and business fluctuations in international markets; as well as risks of downturns in conditions generally, and in the information technology and software industries specifically, and risks associated with competition and competitive pricing pressures. For a more detailed description of the risk factors associated with Lionbridge, please refer to Lionbridge's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 28, 2000 and its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.
(Registrant)


/s/ Margaret A. Shukur
--------------------------------
Secretary and General Counsel
December 15, 2000